SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2018
SHORT-TERM BORROWING
16. SHORT-TERM BORROWINGS

Short-term borrowings are as follows:

	December 31, 2017	December 31, 2018	December 31, 2018
	RMB	RMB	US$
			(Note 3)
Pledged loan	77,118,809	80,836,823	11,757,228
Long-term borrowing due within one year	31,624,560	31,624,560	4,599,602
Total	108,743,369	112,461,383	16,356,830

In June 2016, the Group completed a share exchange transaction with L&A for a total of 769,481,940 (after a 1 to 5 stock split) newly issued shares of L&A. In June 2016, Asian Development borrowed a total of HK$92.3 million from a financial services company at an annual interest rate of 2% for a term of 24 months, which is secured by a pledge of 417,440,000 shares of L&A. The outstanding balance as of December 31, 2018 is RMB84.5 million (US$12.3 million), which includes RMB3.6 million (US$0.5 million) of interest payable, and the pledged loan was due in June 2018. Asian Development has defaulted the loan in June 2016 due to a sharp decline in share price of L&A (see Note 30.3)

In December 2015, the Group entered an entrusted bank borrowing agreement, amounted to
RMB31.6 million (US$4.6
million), with a subsidiary of the convertible notes investor (see Note 19) and China Merchants Bank as entrustment bank. The borrowing agreement has matured in December 2018, with an annual interest rate of
12%
due on maturity of the loan. The loan is secured by the Group’s office buildings. The outstanding balance as of December 31, 2018 is
RMB43.3 million (US$6.3 million), including RMB11.7 million (US$1.7 million) of interest payable. The entrusted bank borrowing was due in December 2018 but has not repaid as of December 31, 2018. The Group has entered into a deed of settlement with the investor of convertible notes on March 12, 2019 where the Group will proceed to the disposal of office buildings and to repay both convertible notes and entrusted bank borrowing. Annual interest rate of the loan remained at 12% up to settlement date.